SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 7, 2005

Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-31824	37-1470730

(State or Other Jurisdiction		(I.R.S. Employer
of Incorporation)	(Commission File No.)	Identification No.)

7200 Wisconsin Avenue, Suite 310
Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.01. Regulation FD Disclosure.

On March 1, 2005, First Potomac Realty Trust announced that representatives of the Company will be attending the Raymond James 26th Annual Institutional Investors Conference today, March 7, 2005, in Orlando, Florida. Representatives of First Potomac will be meeting with investors and analysts and will be making a presentation to the investment community at 4:00 p.m. Eastern Time. The presentation materials will be available on First Potomac’s website at the link: www.first.potomac.com and are furnished herewith. The information contained on First Potomac’s website is not incorporated by reference herein.

A live simulcast of First Potomac Realty Trust’s presentation will be available online at the Company’s website at www.first-potomac.com as well as www.wsw.com/webcast/rjii05/fpo. The online replay will begin shortly after the presentation ends and will be available for 60 days.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Description

99.1	Raymond James Presentation Materials, dated March 7, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

March 7, 2005	/s/ Barry H. Bass

Barry H. Bass
Chief Financial Officer

FIRST POTOMAC REALTY TRUST
INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Raymond James Presentation Materials, dated March 7, 2005.